105 P2 9/18

SUPPLEMENT DATED SEPTEMBER 10, 2018

TO THE PROSPECTUS DATED OCTOBER 1, 2017

OF

FRANKLIN HIGH INCOME FUND

(Franklin High Income Trust)

The prospectus is amended as follows:

I. The Fund’s classes on the cover of the prospectus are replaced with the following:

Class A	Class A1	Class C	Class R	Class R6	Advisor Class
FHQRX	FHAIX	FCHIX	FHIRX	FHRRX	FVHIX

II. The following replaces the first paragraph under the “Fund Summary –Fees and Expenses of the Fund” section of the prospectus:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 34 in the Fund’s Prospectus and under “Buying and Selling Shares” on page 57 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – “Intermediary Sales Charge Discounts and Waivers” to the Fund’s prospectus.

III.  The following replaces the “Shareholder Fees,” “Annual Fund Operating Expenses” and “Example” tables in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

Shareholder Fees

(fees paid directly from your investment)

	Class A1	Class A1	Class C2	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[3]	None[3]	1.00%	None	None	None

1. The Fund publicly began offering Class A shares (formerly Class M shares) on September 10, 2018.

2. Effective October 5, 2018, Class C shares that have been held for 10 years or more will convert automatically into Class A shares later in the month of October 2018 and will be subject to Class A shares’ lower Rule 12b-1 fees. Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date.  Such conversions will be on the basis of the relative net asset values of the two classes, will not be subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes.  Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods.  (See “Your Account – Choosing a Shares Class – Sales Charges – Class C – Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period” for more information.)

3. There is a 0.75% contingent deferred sales charge that applies to investments of $500,000 or more (see "Investments of $500,000 or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

On September 10, 2018, all outstanding Class A shares were renamed Class A1 shares and all outstanding Class M shares were renamed Class A shares.  As of September 7, 2018, Class A1 shares are no longer available to new investors. If you are a Class A1 shareholder, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class A1	Class C	Class R	Class R6	Advisor Class
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	0.15%	0.65%	0.50%	None	None
Other expenses[1]	0.16%	0.16%	0.16%	0.16%	0.03%	0.16%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses[2]	0.88%	0.78%	1.28%	1.13%	0.50%	0.63%
Fee waiver and/or expense reimbursement[3]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2,3]	0.87%	0.77%	1.27%	1.12%	0.49%	0.62%

1. The Fund publicly began offering Class A shares on September 10, 2018. Other expenses for Class A are based on estimated amounts for the current fiscal year.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$ 510	$ 693	$ 891	$ 1,435
Class A1	$ 500	$ 663	$ 839	$ 1,349
Class C	$ 229	$ 405	$ 701	$ 1,545
Class R	$ 114	$ 358	$ 621	$ 1,374
Class R6	$ 50	$ 159	$ 279	$ 628
Advisor Class	$ 63	$ 201	$ 350	$ 786
If you do not sell your shares:
Class C	$ 129	$ 405	$ 701	$ 1,545

IV.  In the “Fund Summary – Performance” section of the prospectus, the “Average Annual Total Returns” table and the three paragraphs following the table are replaced with the following:

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2017

	1 Year	5 Year	10 Year
Franklin High Income Fund - Class A (formerly Class M)
Return Before Taxes	2.33%	3.16%	5.97%
Return After Taxes on Distributions	-0.06%	0.48%	3.13%
Return After Taxes on Distributions and Sale of Fund Shares	1.29%	1.14%	3.35%
Franklin High Income Fund - Class A1 (formerly Class A)	2.33%	3.16%	5.97%
Franklin High Income Fund - Class C	5.66%	3.58%	5.95%
Franklin High Income Fund - Class R	6.77%	3.71%	6.08%
Franklin High Income Fund - Class R6	7.00%	3.49%[1]	—
Franklin High Income Fund - Advisor Class	6.85%	4.29%	6.63%
Credit Suisse High Yield Index (index reflects no deduction for fees, expenses or taxes)	7.03%	5.71%	7.60%
Lipper High Yield Funds Classification Average (index reflects no deduction for fees, expenses or taxes)	13.27%	6.18%	5.93%

1. Since inception May 1, 2013.

No one index is representative of the Fund’s portfolio.

Historical performance for Class A shares in the bar chart and table above prior to their inception is based on the performance of Class A1 shares and has not been adjusted to reflect differences in Rule 12b-1 fees between classes.  If Class A shares’ performance was recalculated to reflect Class A shares’ Rule 12b-1 fees, the performance shown would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

V. The “Fund Summary – Purchase and Sale of Fund Shares” section is replaced with the following:

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632‑2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under “Your Account — Choosing a Share Class — Qualified Investors — Class R6” and “— Advisor Class” in the Fund’s prospectus. There is no minimum investment for subsequent purchases.

VI. The first paragraph and chart under the “Your Account – Choosing a Share Class” section of the prospectus are replaced with the following:

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative (financial advisor) can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts may not make additional purchases to those accounts but may exchange their shares for shares of a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

Class A	Class C	Class R	Class R6	Advisor Class
Initial sales charge of 4.25% or less	No initial sales charge	No initial sales charge	See "Qualified Investors - Class R6" below	See "Qualified Investors - Advisor Class" below
Deferred sales charge of 0.75% on purchases of $500,000 or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months	Deferred sales charge is not applicable
Lower annual expenses than Class C or R due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees. Automatic conversion to Class A shares after approximately ten years, reducing future annual expenses.	Higher annual expenses than Class A due to higher distribution fees (lower than Class C). No conversion to Class A shares, so annual expenses do not decrease.

The Fund publicly began offering Class A shares on September 10, 2018.

Class A1 shares are closed to new investors effective at the close of market on September 7, 2018.  Existing investors who had an open and funded account as of that date will be able to continue to invest in Class A1 shares of the Fund through reinvestment of dividends, exchanges and additional purchases after such date. Employer sponsored retirement plans, benefit plans, or discretionary allocation programs that have Class A1 shares of a Fund available to participants or clients on or before September 7, 2018, may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

VII. The heading “Class A, M, C & R” under the first table of the “Your Account – Choosing a Share Class” section is replaced with “Class A, A1, C & R.”

VIII.  The “Sales Charges – Class A & M” heading and chart under the “Your Account – Choosing a Share Class” section of the prospectus are replaced with the following:

Sales Charges – Class A & A1

when you invest this amount	the sales charge makes up this % of the offering price	which equals this % of your net investment
Under $100,000	4.25%	4.44%
$100,000 but under $250,000	3.25%	3.36%
$250,000 but under $500,000	2.25%	2.30%
$500,000 or more	0.00%	0.00%

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

IX.  Under the “Your Account – Choosing a Share Class – Sales Charges – Class A & A1 – Sales Charge Reductions” section of the prospectus, all references to “Class M” are removed and all references to “Class A” are replaced with “Class A/A1.”

X. The “Your Account – Choosing a Share Class – Sales Charges – Class A & A1 – Sales Charge Waivers for Class A Shares “ is replaced with the following:

Sales Charge Waivers

Class A and Class A1 shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

XI. The “Your Account – Choosing a Share Class – Sales Charges – Class A & A1 – Sales Charge Waivers for Class M Shares” section is removed in its entirety.

XII. Under the “Your Account – Choosing a Shares Class – Sales Charges - Class A & A1 – Sales Charge Waivers – Waivers for certain investors” section of the prospectus, all references to “Class M” are removed, all references to “Class A” are replaced with “Class A/A1” and the following is added to the bullet point list:

•  Class C shareholders whose shares are converted to Class A shares after 10 years under the Class C shares’ conversion feature.

XIII. The following replaces the “Your Account – Choosing a Shares Class – Sales Charges – Class A & A1 – Investments of $1 Million or More” section:

Investments of $500,000 or More

If you invest $500,000 or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A & A1 shares without an initial sales charge.  However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase.  This CDSC will change to 1.00% on or after March 10, 2020.  The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A, A1 & C”).

XIV. The following replaces the “Your Account – Choosing a Share Class – Sales Charges – Class A – Distribution and Service (12b-1) Fees” section:

Distribution and Service (12b-1) Fees

Class A and Class A1 have a distribution plan, sometimes known as a Rule 12b‑1 plan that allows the Fund to pay distribution fees of up to 0.25% and 0.15% per year to those who sell and distribute Class A and Class A1 shares, respectively, and provide other services to shareholders. Because these fees are paid out of Class A’s and Class A1’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

We calculate the amount of these fees over a 12-month period that may differ from the Fund's fiscal year. Therefore, the amount shown from time to time in the Fund's fee table (which is based upon the Fund's fiscal year) may differ from the amount set forth in the Rule 12b-1 plan due to timing differences.

XV. The following replaces the second sentence under “Your Account – Choosing a Shares Class – Sales Charges –Class C” heading:

We place any investment of $500,000 or more in Class A shares, since Class A's annual expenses are lower.

XVI. All references to the “Contingent Deferred Sales Charge (CDSC) - Class A, M & C” heading are replaced with “Contingent Deferred Sales Charge (CDSC) - Class A, A1 & C.”

XVII. The “Notice of Automatic Conversion of Class C Shares to Class A Shares after 10-Year Holding Period” section under the “Your Account” section of the prospectus is removed and the following is added after the “Your Account – Choosing a Shares Class – Sales Charges – Class C – Distribution and Service (12b-1) Fees” section:

Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period

Effective on October 5, 2018, Class C shares’ conversion feature will become effective.  The conversion feature provides that Class C shares that have been held for 10 years or more will automatically convert into Class A shares and will be subject to Class A shares’ lower Rule 12b-1 fees (the “Conversion Feature”). On or about October 19, 2018, Class C shares of the Fund that have been outstanding for 10 years or more will automatically convert to Class A shares of the Fund on the basis of the relative net asset values of the two classes.  Thereafter, Class C shares of the Fund will convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C (or Class C1) shares’ purchase date.  The monthly conversion date is expected to occur around the middle of every month and generally falls on a Friday.

Terms of the Conversion Feature.  Class C shares that automatically convert to Class A shares of the Fund will convert on the basis of the relative net asset values of the two classes.  Shareholders will not pay a sales charge, including a CDSC, upon the conversion of their Class C shares to Class A shares pursuant to the Conversion Feature. The automatic conversion of the Fund’s Class C shares into Class A shares after the 10-year holding period is not expected to be a taxable event for federal income tax purposes. Shareholders should consult with their tax advisor regarding the state and local tax consequences of such conversions.

If you previously owned Class C1 shares of the Fund, the time you held such shares will count towards the 10-year period for automatic conversion to Class A shares. Class C (or Class C1) shares of the Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the conversion date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions.

Class C shares held through a financial intermediary in an omnibus account will be automatically converted into Class A shares only if the intermediary can document that the shareholder has met the required holding period. In certain circumstances, when shares are invested through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C (or Class C1) shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares and the financial intermediary may not have the ability to track purchases to credit individual shareholders’ holding periods.  This primarily occurs when shares are invested through certain record keepers for group retirement plans, where the intermediary cannot track share aging at the participant level.  In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C (and, if applicable, Class C1) shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary about your shares’ eligibility for this conversion feature.

Also effective October 5, 2018, new accounts or plans may not be eligible to purchase Class C shares of the Fund if it is determined that the intermediary cannot track shareholder holding periods to determine whether a shareholder’s Class C shares are eligible for conversion to Class A shares.  Accounts or plans (and their successor, related and affiliated plans) that have Class C (or Class C1) shares of the Fund available to participants on or before October 5, 2018, may continue to open accounts for new participants in that share class and purchase additional shares in existing participant accounts.  The Fund has no responsibility for overseeing, monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the conversion of Class C shares into Class A shares. In these cases, Class C shareholders may convert to Class A shares under the policies of the financial intermediary and the conversion may be structured as an exchange of Class C shares for Class A shares of the Fund. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

XVIII.  Under the “Your Account – Choosing a Share Class – Reinstatement Privilege” section of the prospectus, all references to “Class M” are removed, all references to “Class A” are replaced with “Class A/A1” and the following replaces the first sentence in that section:

If you sell any class of shares of a Franklin Templeton Investments fund, you may reinvest all or a portion of the proceeds from that sale within 90 days within the same share class (or share class equivalent if the share class you redeemed from is closed to new investors) without an initial sales charge.

XIX.  The section “Your Account – Choosing a Share Class –Qualified Investors – Class M” of the prospectus is removed in its entirety.

XX.  Under the section “Your Account – Choosing a Share Class – Waivers for Exchanges between Classes of the Same Fund” of the prospectus, all references to “Class M” are removed.

XXI. The heading “Minimum Investments – Class A, M, C & R” under the “Your Account – Buying Shares” heading is replaced with “Minimum Investments – Class A, A1, C & R.”

XXII. The sub-heading “Class A, M, C & R” under the section “Your Account – Exchanging Shares – Exchange Privilege” is replaced with “Class A, A1, C & R.”

XXIII. The following is added to the “Your Account – Exchanging Shares – Exchange Privilege” section:

Exchange Effects on Class C Conversion Feature.  Effective October 5, 2018, if you exchange your Class C shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in the initial Fund will count towards the 10-year period for automatic conversion to Class A shares.

XXIV. The heading and first paragraph under the section “Your Account – Account Policies – Calculating Share Price – Class A, M & C” of the prospectus are replaced with the following:

Class A, A1 & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 [10.25/0.945] equals 10.582011, which, when rounded to two decimal points, equals 10.58. The offering price per share would be $10.58.

XXV. The sub-heading “Class A, M, C & R” under the section “Your Account – Account Policies – Dealer Compensation” is replaced with “Class A, A1, C & R.”

XXVI. The following replaces the chart under the “Your Account – Account Policies – Dealer Compensation – Class A, A1, C & R” section of the prospectus:

	Class A	Class A1	Class C	Class R
Commission (%)	—	—	1.00[1]	—
Under $100,000	4.00%	4.00%	—	—
$100,000 but under $250,000	3.00%	3.00%	—	—
$250,000 but under $500,000	2.25%	2.25%	—	—
$500,000 or more	Up to 1.00%	Up to 1.00%	—	—
12b-1 fee to dealer	0.25[2]	0.15[2]	0.65[3]	0.50

1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase. After approximately 10 years, Class C shares convert to Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.

Please keep this supplement with your prospectus for future reference.

105 SA2 09/18

SUPPLEMENT DATED SEPTEMBER 10, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 1, 2017

OF

FRANKLIN HIGH INCOME FUND

(Franklin High Income Trust)

The Statement of Additional Information (“SAI”) is amended as follows:

I.  The Fund’s classes on the cover of the SAI are replaced with the following:

Class A	Class A1	Class C	Class R	Class R6	Advisor Class
FHQRX	FHAIX	FCHIX	FHIRX	FHRRX	FVHIX

II.  The following is added to the “Organization, Voting Rights and Principal Holders” section of the SAI:

On September 10, 2018, all outstanding Class A shares were renamed Class A1 shares and all outstanding Class M shares were renamed Class A shares.

III.  In addition, in the “Organization, Voting Rights and Principal Holders” section of the SAI, all existing references to “Class A” are replaced with “Class A1” and all existing references to “Class M” are replaced with “Class A.”

IV.  In the “Buying and Selling Shares” section of the SAI, all references to “Class M” are removed and all references to “Class A” are replaced with “Class A/A1.”

V. The following replaces the second paragraph under “Buying and Selling shares – Initial sales charges – Financial intermediary compensation:”

Distributors may pay the following commissions to financial intermediaries who initiate and are responsible for purchases of Class A/A1 shares in the following amounts:

Amount of Investment	For Funds with an initial sales charge of 5.50% (%)	For Funds with an initial sales charge of 4.25% (%)	For Funds with an initial sales charge of 2.25% (%)
Under $50,000	5.00	4.00	2.00
$50,000 but under $100,000	4.00	4.00	2.00
$100,000 but under $250,000	3.00	3.00	1.75
$250,000 but under $500,000	2.25	2.25	1.25
$500,000 but under $1 million	1.75	1.00	1.00
$1 million but under $4 million	1.00	1.00	1.00
$4 million but under $10 million	1.00	1.00	1.00
$10 million but under $50 million	0.50	0.50	0.50
$50 million or more	0.25	0.25	0.25

Consistent with the provisions and limitations set forth in its Class A/A1 Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

VI. The following replaces the first paragraph under “Buying and Selling shares – Contingent deferred sales charge (CDSC) - Class A, M & C:”

Contingent deferred sales charge (CDSC) - Class A, A1 & C     If you invest any amount in Class C shares, $1 million or more in Class A or A1 shares of mutual funds with a maximum initial sales charge of 5.50% or $500,000 or more for mutual funds with a maximum initial sales charge of 4.25% or 2.25%, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A or A1 shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less, for Class A and A1 shares of mutual funds with a maximum initial sales charge of 5.50% and for Class C shares.  The CDSC is 0.75% of the value of the shares sold or the net asset value at the time of purchase, whichever is less, for Class A and A1 shares of mutual funds with a maximum initial sales charge of 4.25% or 2.25%; however this CDSC will change to 1.00% on or after March 10, 2020.

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VII.  In “The Underwriter” section, all references to “Class A” are replaced with “Class A1” and all references to “Class M” are replaced with “Class A.”

VIII.  The first sentence under “The Underwriter – Distribution and service (12b-1 fees) – Class A1, A, C and R– The Class A1, A, C and R plans” is replaced with the following:

The Class A, A1, C and R plans. The Fund may pay up to 0.25% per year of Class A’s average daily net assets and up to 0.15% per year of Class A1’s average daily net assets.

IX.  The following is added under “The Underwriter – Distribution and service (12b-1 fees) – Class A1, A, C and R – The Class A, A1, C and R plans:”

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

X.  In the “Performance” section of the SAI, all references to “Class M” are removed and all references to “Class A” are replaced with “Class A/A1.”

Please keep this supplement with your SAI for future reference.

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